UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 11, 2011

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CLEAR CHANNEL OUTDOOR HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-32663	86-0812139
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 832-3700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2011, the Compensation Committee of the Board of Directors of Clear Channel Outdoor Holdings, Inc. (the “Company”) approved an Amended and Restated Stock Option Agreement (the “Amended and Restated Agreement”) between the Company and C. William Eccleshare, the Company’s Chief Executive Officer--International, which amends and restates his existing Stock Option Agreement (the “Original Agreement”) dated September 17, 2009 between the Company and Mr. Eccleshare.

Pursuant to the terms of the Amended and Restated Agreement: (1) Mr. Eccleshare forfeited his rights under the Original Agreement to receive additional stock option awards on September 10, 2011 and September 10, 2012, with the number of shares subject to those future stock option awards based on a formula provided in the Original Agreement; (2) the Company agreed to grant Mr. Eccleshare, no later than March 31, 2012, a stock option to purchase 90,000 shares of the Company’s Class A common stock, one quarter of which will vest on the first, second, third and fourth anniversaries of the grant date, with an option price equal to the closing price for the Company’s Class A common stock on the grant date; and (3) the performance-based vesting conditions applicable to Mr. Eccleshare’s previously awarded stock options referred to as Option B and Option C in the Original Agreement were replaced with time vesting conditions such that one third of the remaining unvested shares subject to Option B vests on the second, third and fourth anniversaries of the original grant date of Option B and one quarter of the shares subject to Option C vests on the first, second, third and fourth anniversaries of the original grant date of Option C.

The foregoing summary is qualified in its entirety by reference to the text of the Amended and Restated Agreement, the form of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

	10.1	Form of Amended and Restated Stock Option Agreement dated as of August 11, 2011 between C.
William Eccleshare and Clear Channel Outdoor Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: August 12, 2011	By:	/s/ Robert H. Walls, Jr.
Robert H. Walls, Jr.
Office of the Chief Executive Officer, Executive
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Form of Amended and Restated Stock Option Agreement dated as of August 11, 2011 between C.
William Eccleshare and Clear Channel Outdoor Holdings, Inc.